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                                  EXHIBIT 10.2


                           PURCHASE AND SALE AGREEMENT


                            Dated as of July 31, 2001


                                     between


                     VARIOUS ENTITIES LISTED ON SCHEDULE I,

                               as the Originators

                                       and


                           ATRIUM FUNDING CORPORATION


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                                TABLE OF CONTENTS
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

                                                                    Page

        ARTICLE IAGREEMENT TO PURCHASE AND SELL
         SECTION 1.1......................Agreement To Purchase and Sell       1
         SECTION 1.2.................................Timing of Purchases       2
         SECTION 1.3.........................Consideration for Purchases       3
         SECTION 1.4..................Purchase and Sale Termination Date       3
         SECTION 1.5............................Intention of the Parties       3


ARTICLE IIPURCHASE REPORT; CALCULATION OF PURCHASE PRICE
         SECTION 2.1.................................... Purchase Report       3
         SECTION 2.2.......................Calculation of Purchase Price       4

          ARTICLE IIIPAYMENT OF PURCHASE PRICE
         SECTION 3.1Contribution of Receivables and Initial Purchase
                    Price Payment                                              5
         SECTION 3.2..................Subsequent Purchase Price Payments       5
         SECTION 3.3..Settlement as to Specific Receivables and Dilution       6
         SECTION 3.4.........................Reconveyance of Receivables       7

          ARTICLE IVCONDITIONS OF PURCHASES
         SECTION 4.1............Conditions Precedent to Initial Purchase       7
         SECTION 4.2..Certification as to Representations and Warranties       8
         SECTION 4.3..............................Additional Originators       8

ARTICLE VREPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR
         SECTION 5.1......................Organization and Good Standing       9
         SECTION 5.2...................................Due Qualification       9
         SECTION 5.3..............Power and Authority; Due Authorization       9
         SECTION 5.4.....................Valid Sale; Binding Obligations       9
         SECTION 5.5........................................No Violation       9
         SECTION 5.6.........................................Proceedings      10
         SECTION 5.7.....................................Bulk Sales Acts      10
         SECTION 5.8................................Government Approvals      10
         SECTION 5.9.................................Financial Condition      10
         SECTION 5.10.Licenses, Contingent Liabilities, and Labor
                      Controversies                                           11
         SECTION 5.11.................................Margin Regulations      11
         SECTION 5.12...................................Quality of Title      11
         SECTION 5.13............................Accuracy of Information      11
         SECTION 5.14............................................Offices      12

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         SECTION 5.15........................................Trade Names      12
         SECTION 5.16..............................................Taxes      12
         SECTION 5.17....................Compliance with Applicable Laws      12
         SECTION 5.18................Reliance on Separate Legal Identity      12
         SECTION 5.19.................................Investment Company      12

        ARTICLE VICOVENANTS OF THE ORIGINATORS
         SECTION 6.1...............................Affirmative Covenants      13
         SECTION 6.2..............................Reporting Requirements      14
         SECTION 6.3..................................Negative Covenants      15
         SECTION 6.4...........................Substantive Consolidation      16


 ARTICLE VIIADDITIONAL RIGHTS AND OBLIGATIONSIN RESPECT OF
                       RECEIVABLES
         SECTION 7.1...............................Rights of the Company      18
         SECTION 7.2.................Responsibilities of the Originators      18
         SECTION 7.3.................Further Action Evidencing Purchases      19
         SECTION 7.4..........................Application of Collections      20

       ARTICLE VIIIPURCHASE AND SALE TERMINATION EVENTS
         SECTION 8.1................Purchase and Sale Termination Events      20
         SECTION 8.2............................................Remedies      21

               ARTICLE IXINDEMNIFICATION
         SECTION 9.1......................Indemnities by the Originators      21


                        ARTICLE XMISCELLANEOUS
         SECTION 10.1...................................Amendments, etc.      23
         SECTION 10.2......................................Notices, etc.      23
         SECTION 10.3.....................No Waiver; Cumulative Remedies      24
         SECTION 10.4......................Binding Effect; Assignability      24
         SECTION 10.5......................................Governing Law      24
         SECTION 10.6..........................Costs, Expenses and Taxes      24
         SECTION 10.7.........................SUBMISSION TO JURISDICTION      24
         SECTION 10.8...............................WAIVER OF JURY TRIAL      25
         SECTION 10.9.Captions and Cross References; Incorporation by
                      Reference                                               25
         SECTION 10.10.........................Execution in Counterparts      25
         SECTION 10.11......................Acknowledgment and Agreement      25
         SECTION 10.12.....................................No Proceeding      26
         SECTION 10.13..................................Limited Recourse      26

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                                    SCHEDULES
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

Schedule I                    List of Originators
Schedule 5.6                  Proceedings
Schedule 5.14A                Chief Executive Office of Each Originator
Schedule 5.14B                Location of Books and Records of Originators
Schedule 5.15                 Trade Names

                                    EXHIBITS

Exhibit A                     Form of Purchase Report
Exhibit B                     Form of Company Note
Exhibit C                     Form of Joinder Agreement

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      THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT"), dated as of July
31, 2001, is entered into between VARIOUS ENTITIES LISTED ON SCHEDULE I (each, an "ORIGINATOR"; and collectively, "ORIGINATORS"), and ATRIUM FUNDING CORP., a Delaware corporation (the "COMPANY").

                                   DEFINITIONS

      Unless otherwise indicated herein, capitalized terms used and not otherwise defined in this Agreement are defined in EXHIBIT I to the Receivables Purchase Agreement of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "RECEIVABLES PURCHASE AGREEMENT"), among the Company, as Seller, Atrium Companies, Inc. (individually, "ATRIUM"), as initial Servicer, Fairway Finance Corporation, as Purchaser, and BMO Nesbitt Burns Corp., as Agent. All references herein to months are to calendar months unless otherwise expressly indicated.

                                   BACKGROUND:

      1. The Company is a special purpose corporation, all of the issued and outstanding shares of which are owned by Atrium;

      2. The Originators generate Receivables in the ordinary course of their businesses;

      3. The Originators, in order to finance their respective businesses, wish to sell Receivables to the Company, and the Company is willing to purchase Receivables from the Originators, on the terms and subject to the conditions set forth herein;

      4. The Originators and the Company intend this transaction to be a true sale of Receivables by each Originator to the Company, providing the Company with the full benefits of ownership of the Receivables, and the Originators and the Company do not intend the transactions hereunder to be characterized as a loan from the Company to any Originator.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                         AGREEMENT TO PURCHASE AND SELL

      SECTION 1.1 AGREEMENT TO PURCHASE AND SELL. On the terms and subject to the conditions set forth in this Agreement, each Originator, severally and for itself, agrees to sell to the Company, and the Company agrees to purchase from such Originator, from time to time on or after the Closing Date, but before the Purchase and Sale Termination Date (as defined in SECTION 1.4 hereof), all of such Originator's right, title and interest in and to:

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          (1)   each Receivable of such Originator that existed and was owing to such Originator at the closing of such Originator's business on the date of the initial Payment under the Receivables Purchase Agreement (the "CUT-OFF DATE") other than Receivables contributed pursuant to SECTION 3.1 (the "CONTRIBUTED RECEIVABLES");

          (2) each Receivable generated by such Originator from and including the Cut-off Date to and including the Purchase and Sale Termination Date;

          (3) all rights to, but not the obligations of, such Originator under all Related Security;

          (4) all monies due or to become due to such Originator with respect to any of the foregoing;

          (5) all books and records of such Originator related to any of the foregoing, and all Transaction Documents to which such Originator is a party, together with all rights (but not obligations) of such Originator thereunder; and

          (6) all collections and other proceeds and products of any of the foregoing (as defined in the UCC) that are or were received by such Originator on or after the Cut-off Date, including, without limitation, all funds which either are received by such Originator, the Company or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of Receivables or are applied to such amounts owed by the Obligors (including, without limitation, any insurance payments that such Originator, the Company or the Servicer applies in the ordinary course of its business to amounts owed in respect of any Receivable, and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors in respect of Receivables or any other parties directly or indirectly liable for payment of such Receivables).

All purchases and contributions hereunder shall be made without recourse, but shall be made pursuant to, and in reliance upon, the representations, warranties and covenants of the Originators set forth in this Agreement and each other Transaction Document. No obligation or liability to any Obligor on any Receivable is intended to be assumed by the Company hereunder, and any such assumption is expressly disclaimed. The Company's foregoing commitment to purchase Receivables and the proceeds and rights described in CLAUSES (c) through (f) (collectively, the "RELATED RIGHTS") is herein called the "PURCHASE FACILITY."

      SECTION 1.2 TIMING OF PURCHASES.

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          (1)   CLOSING DATE PURCHASES. Each Originator's entire right, title and interest in (i) each Receivable that existed and was owing to such Originator at the Cut-off Date (other than Contributed Receivables), (ii) all Receivables created by such Originator from and including the Cut-off Date, to and including the Closing Date (other than Contributed Receivables), and (iii) all Related Rights with respect thereto automatically shall be deemed to have been sold by such Originator to the Company on the Closing Date.

          (2) SUBSEQUENT PURCHASES. After the Closing Date, until the Purchase and Sale Termination Date, each Receivable and the Related Rights generated by each Originator shall be deemed to have been sold by such Originator to the Company immediately (and without further action) upon the creation of such Receivable.

      SECTION 1.3 CONSIDERATION FOR PURCHASES. On the terms and subject to the conditions set forth in this Agreement, the Company agrees to make Purchase Price payments to the Originators in accordance with ARTICLE III and to reflect all contributions in accordance with SECTION 3.1.

      SECTION 1.4 PURCHASE AND SALE TERMINATION DATE. The "PURCHASE AND SALE TERMINATION DATE" shall be the earliest to occur of (a) the date the Purchase Facility is terminated pursuant to SECTION 8.2 and (b) the Payment Date immediately following the day on which the Originators shall have given written notice to the Company at or prior to 10:00 a.m. (New York City time) that the Originators desire to terminate this Agreement.

      SECTION 1.5 INTENTION OF THE PARTIES. It is the express intent of the parties hereto that the transfers of the Receivables and Related Rights by the Originators to the Company, as contemplated by this Agreement be, shall be treated as sales or contributions, as applicable (without recourse except as provided herein), of all of the Originators' right, title and interest in, to and under the Receivables or the Contributed Receivables, as applicable, and Related Rights, and not as loans secured by the Receivables and Related Rights. If, however, notwithstanding the intent of the parties, such transactions are ever finally determined by a court of competent jurisdiction to be loans, each Originator shall be deemed to have granted and hereby grants to the Company a first priority security interest in all of such Originator's right, title and interest in and to: (i) the Receivables and the Related Rights now existing and hereafter created by such Originator, (ii) the related Company Note, (iii) all monies due or to become due and all amounts received with respect thereto, (iv) all books and records of such Originator related to any of the foregoing, and all Transaction Documents to which such Originator is a party, together with all rights (but not obligations) of such Originator thereunder, and (v) all proceeds and products of any of the foregoing to secure all of such Originator's obligations hereunder.

                                   ARTICLE II
                 PURCHASE REPORT; CALCULATION OF PURCHASE PRICE

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      SECTION 1.6 PURCHASE REPORT. On the Closing Date and on the 10th Business
Day after the last day of each calendar month (each, a "SETTLEMENT DATE"), the Servicer shall deliver to the Company and each Originator a report in substantially the form of EXHIBIT A (each such report being herein called a "PURCHASE REPORT") setting forth, among other things:

          (1) Receivables purchased by the Company from each Originator on the Closing Date (in the case of the Purchase Report to be delivered on the Closing
Date);

          (2) Receivables purchased by the Company from each Originator during the period commencing on the Settlement Date immediately preceding such Settlement Date to (but not including) such Settlement Date (in the case of each subsequent Purchase Report); and

          (3) the calculations of reductions of the Purchase Price for any Receivables as provided in SECTION 3.3 (a) and (b).

      SECTION 1.7 CALCULATION OF PURCHASE PRICE. The "PURCHASE PRICE" to be paid to each Originator for the Receivables that are purchased hereunder from such Originator shall be determined in accordance with the following formula:

                PP   =  OB x FMVD

                where:

                PP   =  Purchase Price for each Receivable as calculated on the relevant Payment Date.

                OB   =  The Outstanding Balance of such Receivable on the
                        relevant Payment Date.

                FMVD = Fair Market Value Discount, as measured on such Payment Date, which is equal to the quotient (expressed as percentage) of (a) one divided by (b) the sum of (i) one, PLUS (ii) the product of (A) the Prime Rate on such Payment Date, and (B) a fraction, the numerator of which is the Days' Sales Outstanding (calculated as of the last Business Day of the calendar month next preceding such Payment Date) and the denominator of which is 365.

      "PAYMENT DATE" means (i) the Closing Date and (ii) each Business Day thereafter that Originators are open for business.

      "PRIME RATE" means a PER ANNUM rate equal to the "PRIME RATE" as published in the "MONEY RATES" section of The Wall Street Journal or if such information ceases to be published

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in The Wall Street Journal, such other publication as determined by the Agent in its sole discretion.

                                   ARTICLE III
                            PAYMENT OF PURCHASE PRICE

     SECTION 1.8 CONTRIBUTION OF RECEIVABLES AND INITIAL PURCHASE PRICE PAYMENT.

          (1) On the Closing Date, Atrium shall, and hereby does, contribute to the capital of the Company Receivables and Related Rights consisting of each Receivable of Atrium that existed and was owing to Atrium on the Closing Date beginning with the oldest of such Receivables and continuing chronologically thereafter such that the aggregate Outstanding Balance of all such Contributed Receivables shall be equal to $15,000,000.

          (2) On the terms and subject to the conditions set forth in this Agreement, the Company agrees to pay to each Originator the Purchase Price for the purchase to be made from such Originator on the Closing Date partially in cash (in an amount to be agreed between the Company and such Originator and set forth in the initial Purchase Report) and partially by issuing a promissory note in the form of EXHIBIT B to such Originator with an initial principal balance equal to the remaining Purchase Price (each such promissory note, as it may be amended, supplemented, endorsed or otherwise modified from time to time, together with all promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, each being herein called a "COMPANY NOTE").

      SECTION 1.9 SUBSEQUENT PURCHASE PRICE PAYMENTS. On each Payment Date subsequent to the Closing Date, on the terms and subject to the conditions set forth in this Agreement, the Company shall pay to each Originator the Purchase Price for the Receivables generated by such Originator on such Payment Date:

          (1) FIRST, in cash to the extent the Company has cash available therefor and such payment is not prohibited under the Receivables Purchase Agreement; and

          (2) SECOND, to the extent any portion of the Purchase Price remains unpaid, the principal amount outstanding under the applicable Company Note shall be automatically increased by an amount equal to such remaining Purchase Price.

The Servicer shall make all appropriate record keeping entries with respect to each of the Company Notes to reflect the foregoing payments and reductions made pursuant to SECTION 3.3, and the Servicer's books and records shall constitute rebuttable presumptive evidence of the principal amount of, and accrued interest on, each of the Company Notes at any time. Furthermore, the Servicer shall hold the Company Notes for the benefit of the applicable Originator. Each Originator hereby irrevocably authorizes the Servicer to mark the Company

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Notes "CANCELED" and to return such Company Notes to the Company upon the final payment thereof after the occurrence of the Purchase and Sale Termination Date.

      SECTION 1.10 SETTLEMENT AS TO SPECIFIC RECEIVABLES AND DILUTION.

          (1) If, on the day of purchase or contribution of any Receivable from an Originator hereunder, any of the representations or warranties set forth in SECTIONS 5.4 and 5.12 are not true with respect to such Receivable or as a result of any action or inaction of such Originator, on any subsequent day, any of such representations or warranties set forth in SECTIONS 5.4 and 5.12 is no longer true with respect to such Receivable, then the Purchase Price (or in the case of a Contributed Receivable the Outstanding Balance of such Receivable (the "CONTRIBUTED VALUE")), with respect to such Receivable shall be reduced by an amount equal to the Outstanding Balance of such Receivable and shall be accounted to such Originator as provided in CLAUSE (c) below; PROVIDED, that if the Company thereafter receives payment on account of Collections due with respect to such Receivable, the Company promptly shall deliver such funds to such Originator.

          (2) If, on any day, the Outstanding Balance of any Receivable (including any Contributed Receivable) purchased or contributed hereunder is reduced or adjusted as a result of any defective, rejected, returned goods or services, or any discount or other adjustment made by any Originator, the Company or the Servicer or any setoff or dispute between any Originator or the Servicer and an Obligor as indicated on the books of the Company (or, for periods prior to the Closing Date, the books of Originator), then the Purchase Price or Contributed Value, as the case may be, with respect to such Receivable shall be reduced by the amount of such net reduction and shall be accounted to Originator as provided in CLAUSE (c) below.

          (3) Any reduction in the Purchase Price or Contributed Value of any Receivable pursuant to CLAUSE (a) or (b) above shall be applied as a credit for the account of the Company against the Purchase Price of Receivables subsequently purchased by the Company from such Originator hereunder; PROVIDED, HOWEVER if there have been no purchases of Receivables from such Originator (or insufficiently large purchases of Receivables) to create a Purchase Price sufficient to so apply such credit against, the amount of such credit:

          (i) to the extent of any outstanding principal balance under the Company Note payable to such Originator, shall be deemed to be a payment under, and shall be deducted from the principal amount outstanding under, the Company Note payable to such Originator; or

          (ii) after making any deduction pursuant to CLAUSE (i) above, shall be paid in cash to the Company by such Originator in the manner and for application as described in the following PROVISO;

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PROVIDED, FURTHER, that at any time (y) when a Termination Event or Unmatured
Termination Event exists under the Receivables Purchase Agreement or (z) on or after the Purchase and Sale Termination Date, the amount of any such credit shall be paid by such Originator to the Company by deposit in immediately available funds into the relevant Lock-Box Account for application by the Servicer to the same extent as if Collections of the applicable Receivable in such amount had actually been received on such date.

      SECTION 1.11 RECONVEYANCE OF RECEIVABLES. In the event that an Originator has paid to the Company the full Outstanding Balance of any Receivable pursuant to SECTION 3.3, the Company shall reconvey such Receivable to such Originator, without representation or warranty, but free and clear of all liens, security interests, charges, and encumbrances created by the Company.

                                   ARTICLE IV
                             CONDITIONS OF PURCHASES

      SECTION 1.12 CONDITIONS PRECEDENT TO INITIAL PURCHASE. The initial purchase hereunder is subject to the condition precedent that the Company shall have received, on or before the Closing Date, the following, each (unless otherwise indicated) dated the Closing Date, and each in form and substance satisfactory to the Company:

          (1) A copy of the resolutions of the Board of Directors of each Originator approving the Transaction Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of such Originator;

          (2) Good standing certificates for each Originator issued as of a recent date acceptable to the Company by the Secretary of State of the jurisdiction of such Originator's organization and each jurisdiction where such Originator is qualified to transact business;

          (3) A certificate of the Secretary or Assistant Secretary of each Originator certifying the names and true signatures of the officers authorized on such Person's behalf to sign the Transaction Documents to be delivered by it (on which certificate the Servicer and the Company may conclusively rely until such time as the Servicer and the Company shall receive from such Person a revised certificate meeting the requirements of this CLAUSE (c));

          (4) The certificate or articles of incorporation or other organizational document of each Originator duly certified by the Secretary of State of the jurisdiction of such Originator's organization as of a recent date, together with a copy of the by-laws of such Originator, each duly certified by the Secretary or an Assistant Secretary of such Originator;

          (5) Originals of the proper financing statements (Form UCC-1) that have been duly executed and name each Originator as the debtor/seller and the Company as the secured

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party/purchaser (and the Purchaser, as assignee of the Company) of the
Receivables generated by such Originator as may be necessary or, in the Company's or the Agent's opinion, desirable under the UCC of all appropriate jurisdictions to perfect the Company's ownership interest in all Receivables and such other rights, accounts, instruments and moneys (including, without limitation, Related Security) in which an ownership or security interest may be assigned to it hereunder;

          (6) A written search report from a Person satisfactory to the Company listing all effective financing statements that name the Originators as debtors or sellers and that are filed in the jurisdictions in which filings were made pursuant to the foregoing CLAUSE (e), together with copies of such financing statements (none of which, except for those described in the foregoing CLAUSE (e), shall cover any Receivable or any Related Rights which are to be sold to the Company hereunder), and tax and judgment lien search reports from a Person satisfactory to the Company showing no evidence of such liens filed against any Originator;

          (7) A favorable opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Originators, in form and substance satisfactory to the Company and the Agent; and

          (8) A Company Note in favor of each Originator, duly executed by the Company.

      SECTION 1.13 CERTIFICATION AS TO REPRESENTATIONS AND WARRANTIES. Each Originator, by accepting the Purchase Price related to each purchase of Receivables generated by such Originator, shall be deemed to have certified that the representations and warranties contained in ARTICLE V are true and correct on and as of such day, with the same effect as though made on and as of such day.

      SECTION 1.14 ADDITIONAL ORIGINATORS. Additional Persons may be added as Originators hereunder, with the consent of the Company and the Agent; PROVIDED that following conditions are satisfied on or before the date of such addition:

          (1) The Servicer shall have given the Agent and the Company at least thirty days prior written notice of such proposed addition and the identity of the proposed additional Originator and shall have provided such other information with respect to such proposed additional Originator as the Agent may reasonably request;

          (2) such proposed additional Originator has executed and delivered to the Company and the Agent an agreement substantially in the form attached hereto as EXHIBIT C (a "JOINDER AGREEMENT");

          (3) such proposed additional Originator has delivered to the Company and the Agent each of the documents with respect to such Originator described in SECTIONS 4.1 and 4.2;
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          (4)   unless the receivables intended to be sold by such additional
Originator to the Company hereunder are Receivables, the related underlying goods of which, are and will continue to be generated by an already existing Originator, the Agent shall have received a written statement from each of Moody's and S&P confirming that the addition of such Originator will not result in a downgrade or withdrawal of the current ratings of the Notes; and

           (5) no Purchase and Sale Termination Date shall have occurred and be continuing.

                                   ARTICLE V
                REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR

      In order to induce the Company to enter into this Agreement and to make purchases hereunder, each Originator hereby makes, with respect to itself, the representations and warranties set forth in this ARTICLE V.

      SECTION 1.15 ORGANIZATION AND GOOD STANDING. Such Originator has been duly incorporated or formed and is validly existing as a corporation, limited liability company or partnership, as applicable, in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to own its properties and to conduct its business as such properties are now owned and such business is now conducted.

      SECTION 1.16 DUE QUALIFICATION. Such Originator is located and is qualified to transact business as a foreign corporation, limited liability company or partnership, as applicable, in good standing in all jurisdictions in which the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.

      SECTION 1.17 POWER AND AUTHORITY; DUE AUTHORIZATION. Such Originator has
(a) all necessary corporate power, authority and legal right (i) to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party and (ii) to generate, own, sell, contribute and assign Receivables on the terms and subject to the conditions herein and therein provided, and (b) duly authorized such execution and delivery and such sale, contribution and assignment and the performance of such obligations by all necessary corporate action on the part of such Originator. This Agreement and the other Transaction Documents to which such Originator is a party have been duly executed and delivered by such Originator.

      SECTION 1.18 VALID SALE; BINDING OBLIGATIONS. Each sale or contribution, as the case may be, of Receivables made by such Originator pursuant to this Agreement shall constitute a valid sale or contribution, as the case may be, transfer and assignment of Receivables to the Company, enforceable against creditors of, and purchasers from, such Originator, and this Agreement constitutes, and each other Transaction Document to be signed by such Originator,
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when duly executed and delivered, will constitute, a legal, valid, and binding obligation of such Originator, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

      SECTION 1.19 NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents, and the fulfillment of the terms hereof or thereof, will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under (i) such Originator's certificate or articles of incorporation or bylaws, limited partnership agreements, articles of organization or limited liability company agreements, as applicable or (ii) any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it is bound, unless in each case, such event or occurrence could not reasonably be expected to have a Material Adverse Effect, (b) result in the creation or imposition of any Adverse Claim upon any of its properties (other than those created in favor of the Company and/or the Purchaser pursuant to the Transaction Documents), or
(c) violate any law or any order, rule or regulation applicable to it of any court or of any state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or any of its properties, unless such violation could not reasonably be expected to have a Material Adverse Effect.

      SECTION 1.20 PROCEEDINGS. There is no action, suit, proceeding or investigation pending before any court, regulatory body, arbitrator, administrative agency, or other tribunal or governmental instrumentality (a) asserting the invalidity of any Transaction Document, (b) seeking to prevent such Originator from transferring any Receivable hereunder (or in the case such transfer does not constitute a sale under any applicable law, from granting or maintaining the security interest in any Receivable) to the Purchaser or the consummation of any of the transactions contemplated by any Transaction Document or (c) except as set forth in SCHEDULE 5.6, seeking any determination or ruling that is reasonably likely to have a Material Adverse Effect.

      SECTION 1.21 BULK SALES ACTS. No transaction contemplated hereby requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

      SECTION 1.22 GOVERNMENT APPROVALS. Except for the filing of the UCC financing statements referred to in ARTICLE IV, all of which, at the time required in ARTICLE IV, shall have been duly made and shall be in full force and effect, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for Originator's due execution, delivery and performance of any Transaction Document to which it is a party, other than those previously obtained and which are in full force and effect.

      SECTION 1.23 FINANCIAL CONDITION.

          (1) The consolidated balance sheets of Atrium and its consolidated subsidiaries as of December 31, 2000 and the related statements of income and shareholders' equity of Atrium and its consolidated subsidiaries for the fiscal year then ended certified by Atrium's independent accountants, copies of which have been furnished to the Company, present fairly in all material respects the consolidated financial position of Atrium and its consolidated subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied; and since such date no event has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect.

          (2) On the date hereof, and on the date of each purchase hereunder (both before and after giving effect to such purchase), such Originator shall be Solvent.

      SECTION 1.24 LICENSES, CONTINGENT LIABILITIES, AND LABOR CONTROVERSIES.

          (1) Such Originator has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.

          (2) There are no labor controversies pending against such Originator that have had (or are reasonably likely to have) a Material Adverse Effect.

      SECTION 1.25 MARGIN REGULATIONS. No use of any funds acquired by any Originator under this Agreement will conflict with or contravene any of Regulations, T, U and X promulgated by the Federal Reserve Board from time to time.

      SECTION 1.26 QUALITY OF TITLE.

          (1) Each Receivable (together with the Related Rights) which is to be sold or contributed to the Company hereunder is or shall be owned by such Originator, free and clear of any Adverse Claim. Whenever the Company makes a purchase, or accepts a contribution, hereunder, it shall have acquired a valid and perfected ownership interest (free and clear of any Adverse Claim) in all Receivables generated by such Originator and all Collections related thereto, and in such Originator's entire right, title and interest in and to the other Related Rights with respect thereto.

          (2) No effective financing statement or other instrument similar in effect covering any Receivable generated by such Originator or any right related to any such Receivable is on file in any recording office except such as may be filed in favor of the Company or the Originators, as the case may be, in accordance with this Agreement or in favor of the

Purchaser in accordance with the Receivables Purchase Agreement or such as relate to security interests that will be terminated or released on or prior to the Closing Date.

          (3) Each Receivable purchased or contributed hereunder is on the date of purchase or contribution an Eligible Receivable.

      SECTION 1.27 ACCURACY OF INFORMATION. No factual written information furnished or to be furnished in writing by such Originator, to the Company, the Purchaser or the Agent for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby is, and no other such factual written information hereafter furnished (and prepared) by such Originator, to the Company, the Purchaser, or the Agent pursuant to or in connection with any Transaction Document, will be inaccurate in any material respect as of the date it was furnished or (except as otherwise disclosed to the Company, the Purchaser and the Agent at or prior to such time) as of the date as of which such information is dated or certified.

      SECTION 1.28 OFFICES. Such Originator's principal place of business and chief executive office is located at the address set forth in SCHEDULE 5.14A, and the offices where such Originator keeps all its books, records and documents evidencing its Receivables, the related Contracts and all other agreements related to such Receivables are located at the addresses specified in SCHEDULE 5.14B (or at such other locations, notified to the Servicer and the Agent in accordance with SECTION 6.1(f), in jurisdictions where all action required by
SECTION 7.3 has been taken and completed).

      SECTION 1.29 TRADE NAMES. Such Originator does not use any trade name other than its actual corporate name and the trade names set forth in SCHEDULE
5.15 and except for trade names first used after the Closing Date and set forth in a notice delivered to the Servicer and the Agent. From and after the date that fell five (5) years before the date hereof, except as set forth in SCHEDULE 5.15, such Originator has not been known by any legal name other than its corporate name as of the date hereof, nor has such Originator been the subject of any merger or other corporate reorganization.

      SECTION 1.30 TAXES. Such Originator has filed or caused to be filed all U.S. federal income tax returns and all other material returns, statements, forms and reports for taxes, domestic or foreign, required to be filed by it and has paid all taxes payable by it which have become due or any assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than those which, in the aggregate, are not substantial in amount or those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with generally accepted accounting principles have been provided on the books of such Originator).

      SECTION 1.31 COMPLIANCE WITH APPLICABLE LAWS. Such Originator is in compliance with the requirements of all applicable laws, rules, regulations and orders of all governmental authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

      SECTION 1.32 RELIANCE ON SEPARATE LEGAL IDENTITY. Such Originator acknowledges that the Purchaser and the Agent are entering into the Transaction Documents to which they are parties in reliance upon the Company's identity as a legal entity separate from such Originator.

      SECTION 1.33 INVESTMENT COMPANY. Such Originator is not an "investment company," or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940 as amended. In addition, such Originator is not a "holding company," a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      SECTION 1.34 On and after the Closing Date, such Originator will not enter into any long term contracts with any Obligors (other than multi-family contracts) unless prior written notice thereof is given to each Rating Agency and the Agent.

                                   ARTICLE VI
                          COVENANTS OF THE ORIGINATORS

      SECTION 1.35 AFFIRMATIVE COVENANTS. From the date hereof until the first day following the Purchase and Sale Termination Date, each Originator will, unless the Agent and the Company shall otherwise consent in writing:

          (1) COMPLIANCE WITH LAWS, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to the Receivables generated by it and the Contracts and other agreements related thereto except where the failure to so comply would not materially and adversely affect the collectibility of such Receivables or the rights of the Company hereunder.

          (2) PRESERVATION OF CORPORATE EXISTENCE. Preserve and maintain its existence as a corporation, partnership or limited liability company, as applicable, and all rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation, partnership or limited liability company, as applicable, in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would be reasonably likely to have a Material Adverse Effect.

          (3) RECEIVABLES REVIEWS. (i) At any time and from time to time (but, so long as no Termination Event or Unmatured Termination Event has occurred and is continuing, not more than twice during any calendar year), during regular business hours, at such Originator's expense, and upon reasonable prior notice, permit the Company or the Agent, or their respective agents or representatives,
(A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in possession or under the control of each Originator relating to Receivables, including, without limitation, the related Contracts and purchase orders and other agreements related thereto, and (B) to visit the offices and properties of such Originator for the purpose of examining such materials described in clause
(i)(A) next above and to discuss matters relating to Receivables originated by it or the performance hereunder with any of the officers or employees of each Originator having knowledge of such matters, and (ii) without limiting the foregoing clause (i) above, from time to time on reasonable request of the Agent (but, so long as no Termination Event or Unmatured Termination Event has occurred and is continuing, not more than twice during any calendar year), permit certified public accountants or other auditors acceptable to the Company and Agent to conduct, at the Company's expense, a review of such Originator's books and records with respect to such Receivables. (1)

          (4) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Maintain and implement administrative and operating procedures (including, without limitation, an ability to re-create records evidencing Receivables it generates in the event of the destruction of the originals thereof) and keep and maintain all documents, books, records and other information, in each case, reasonably necessary or advisable for the collection of such Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable).

          (5) LOCATION OF RECORDS. Keep its principal place of business and chief executive office, and the offices where it keeps its records concerning or related to Receivables, at the address(es) referred to in SCHEDULE 5.14 or, upon 30 days' prior written notice to the Company and the Agent, at such other locations in jurisdictions where all action required by SECTION 7.3 shall have been taken and completed.

          (6) CREDIT AND COLLECTION POLICIES. Comply in all material respects with its Credit and Collection Policy in connection with the Receivables that it generates and all Contracts and other agreements related thereto.

          (7) POST OFFICE BOXES. On or prior to the date hereof, deliver to the Servicer (on behalf of the Company) a certificate from an authorized officer of such Originator to the effect that (i) the name of the renter of all post office boxes into which Collections may from time to time be mailed have been changed to the name of the Company (unless such post office boxes are in the name of the relevant Lock-Box Banks) and (ii) all relevant postmasters have been notified that each of the Servicer and the Agent are authorized to collect mail delivered to such post office boxes (unless such post office boxes are in the name of the relevant Lock-Box Banks).

          (8) TRANSACTION DOCUMENTS. Comply in all material respects with the Transaction Documents to which it is a party.

      SECTION 1.36 REPORTING REQUIREMENTS. From the date hereof until the first day following the Purchase and Sale Termination Date, each Originator will, unless the Company and the Agent shall otherwise consent in writing, furnish to the Company and the Agent:

          (1) PURCHASE AND SALE TERMINATION EVENTS. As soon as possible after the Originator has knowledge of, the occurrence of, and in any event within five Business Days after the Originator has knowledge of the occurrence of each Purchase and Sale Termination Event or each Unmatured Purchase and Sale Termination Event in respect of such Originator, the statement of the chief financial officer or chief accounting officer of such Originator describing such Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event and the action that such Originator proposes to take with respect thereto, in each case in reasonable detail;

          (2) PROCEEDINGS. As soon as possible and in any event within three Business Days after Originator otherwise has knowledge thereof, written notice of (i) litigation, investigation or proceeding of the type described in SECTION
5.6 not previously disclosed to the Company and the Agent which could reasonably be expected to have a Material Adverse Effect, and (ii) all material adverse developments that have occurred with respect to any previously disclosed litigation, proceedings and investigations; and

          (3) OTHER. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the conditions or operations, financial or otherwise, of such Originator as the Company, the Purchaser or the Agent may from time to time reasonably request in order to protect the interests of the Company, the Purchaser or the Agent under or as contemplated by the Transaction Documents.

      SECTION 1.37 NEGATIVE COVENANTS. From the date hereof until the first date following the Purchase and Sale Termination Date when no Investment or Discount with respect to the Participation remains outstanding and all obligations of such Originator to the Company and its assigns have been satisfied in full, each Originator agrees that, unless the Company and the Agent shall otherwise consent in writing, it shall not:

          (1) SALES, LIENS, ETC. Except as otherwise provided herein or in any other Transaction Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Receivable or related

Contract or Related Security, or any interest therein, or any Collections thereon, or assign any right to receive income in respect thereof.

          (2) EXTENSION OR AMENDMENT OF RECEIVABLES. Except as otherwise permitted in SECTION 4.2(A) of the Receivables Purchase Agreement and the Credit and Collection Policy, extend, amend or otherwise modify the terms of any Receivable in any material respect generated by it, or amend, modify or waive, in any material respect, any Contract related thereto (which term or condition relates to payments under, or the enforcement of, such Contract).

          (3) CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY. Make any material change in the character of its business, or make any change in the Credit and Collection Policy that would adversely affect the collectibility of the Receivables or the enforceability of any related Contract or materially adversely affect the its ability to perform its obligations under any related Contract or under the Agreement. No Originator shall make any material change in the Credit and Collection Policy without the prior written consent of the Company and the Agent.

          (4) RECEIVABLES NOT TO BE EVIDENCED BY PROMISSORY NOTES OR CHATTEL PAPER. Except as otherwise provided in the Receivables Purchase Agreement in regard to servicing, take any action to cause or permit any Receivable generated by it to become evidenced by any "instrument" or "chattel paper" (as defined in the applicable UCC).

          (5) MERGERS, ACQUISITIONS, SALES, ETC. (i) Be a party to any merger or consolidation, except a merger or consolidation where such Originator is merged or consolidated with another Originator, or (ii) directly or indirectly sell, transfer, assign, convey or lease (A) whether in one or a series of transactions, all or substantially all of its assets or (B) any Receivables or any interest therein (other than pursuant to this Agreement); PROVIDED, HOWEVER, that Atrium may sell from time to time one or more Originators (but, except as otherwise agreed to at the time of any such sale, not the Receivables of such Originators that have been sold to the Company hereunder prior to the date of such sale) if, prior to the time of such sale the following conditions have been satisfied:

                (1)   the Agent shall have given its prior written consent to
                       such sale;

                (2) the Agent shall have received written confirmation from each Rating Agency that such action will not cause the downgrade or withdrawal of the then current rating on the Notes; and

                (3) the Agent shall have received from the Servicer such other certificates, approvals, documents and opinions in respect of such sale that the Agent may reasonably request in connection therewith.

          (6) LOCK-BOX BANKS. Make any changes in its instructions to Obligors regarding Collections or add or terminate any bank as a Lock-Box Bank unless the requirements of PARAGRAPH (i) of EXHIBIT IV to the Receivables Purchase Agreement have been met.

          (7) ACCOUNTING FOR PURCHASES. Account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than as sales of the Receivables and Related Rights by such Originator to the Company.

          (8) TRANSACTION DOCUMENTS. Enter into, execute, deliver or otherwise become bound after the Closing Date by any agreement, instrument, document or other arrangement that restricts the right of such Originator to amend, supplement, amend and restate or otherwise modify, or to extend or renew, or to waive any right under, this Agreement or any other Transaction Document.

      SECTION 1.38 SUBSTANTIVE CONSOLIDATION. Each Originator hereby acknowledges that this Agreement and the other Transaction Documents are being entered into in reliance upon the Company's identity as a legal entity separate from such Originator and its Affiliates. Therefore, from and after the date hereof, each Originator shall take all reasonable steps necessary to make it apparent to third Persons that the Company is an entity with assets and liabilities distinct from those of such Originator and any other Person, and is not a division of such Originator, its Affiliates or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, such Originator shall take such actions as shall be required in order that:

          (1) such Originator shall not be involved in the day to day management of the Company;

          (2) such Originator shall maintain separate corporate records and books of account from the Company and otherwise will observe corporate formalities and have a separate area from the Company for its business;

          (3) the financial statements and books and records of such Originator shall be prepared after the date of creation of the Company to reflect and shall reflect the separate existence of the Company; PROVIDED, that the Company's assets and liabilities may be included in a consolidated financial statement issued by an affiliate of the Company; PROVIDED, HOWEVER, that any such consolidated financial statement or the notes thereto shall make clear that the Company's assets are not available to satisfy the obligations of such affiliate;

          (4) except as permitted by the Receivables Purchase Agreement, (i) such Originator shall maintain its assets separately from the assets of the Company, (ii) and the Company's assets, and records relating thereto, have not been, are not, and shall not be, commingled with those of the Company;

          (5) all of the Company's business correspondence and other communications shall be conducted in the Company's own name and on its own stationery;

          (6) such Originator shall not act as an agent for the Company, other than Atrium in its capacity as the Servicer, and in connection therewith, shall present itself to the public as an agent for the Company and a legal entity separate from the Company;

          (7) such Originator shall not conduct any of the business of the Company in its own name;

          (8) such Originator shall not pay any liabilities of the Company out of its own funds or assets;

          (9) such Originator shall maintain an arm's-length relationship with the Company;

          (10) such Originator shall not assume or guarantee or become obligated for the debts of the Company or hold out its credit as being available to satisfy the obligations of the Company;

          (11)  such Originator shall not acquire obligations of the Company;

          (12) such Originator shall allocate fairly and reasonably overhead or other expenses that are properly shared with the Company, including, without limitation, shared office space;

          (13) such Originator shall identify and hold itself out as a separate and distinct entity from the Company;

          (14) such Originator shall correct any known misunderstanding respecting its separate identity from the Company;

          (15) such Originator shall not enter into, or be a party to, any transaction with the Company, except in the ordinary course of its business and on terms which are intrinsically fair and not less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party; and
          (16) such Originator shall not pay the salaries of the Company's employees, if any.

                                   ARTICLE VII

                        ADDITIONAL RIGHTS AND OBLIGATIONS
                            IN RESPECT OF RECEIVABLES

      SECTION 1.39 RIGHTS OF THE COMPANY. Each Originator hereby authorizes the Company, the Servicer or their respective designees to take any and all steps in such Originator's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the name of such Originator on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

      SECTION 1.40 RESPONSIBILITIES OF THE ORIGINATORS. Anything herein to the contrary notwithstanding:

          (1) COLLECTION PROCEDURES. Each Originator agrees to direct its respective Obligors to make payments of Receivables directly to a post office box related to the relevant Lock-Box Account at a Lock-Box Bank. Each Originator further agrees to transfer any Collections (other than DE MINIMUS amounts, not to exceed (Five-Hundred Dollars) $500 at any time, with respect to any local deposit account existing on the Closing Date (other than any Lock-Box Account or the Collection Account) into which Collections are deposited prior to their transfer to a Lock-Box Account, and solely to cover returned items relating to such local deposit account) that it receives directly to the Servicer (for the Company's account) within one (1) Business Day of receipt thereof (or, in the case of amounts received by an Originator after 3:00 p.m. on any Business Day, the second Business Day following such receipt), and agrees that all such Collections shall be deemed to be received in trust for the Company.

          (2) Each Originator shall perform its obligations hereunder, and the exercise by the Company or its designee of its rights hereunder shall not relieve such Originator from such obligations.

          (3) None of the Company, the Servicer, the Purchaser or the Agent shall have any obligation or liability to any Obligor or any other third Person with respect to any Receivables, Contracts related thereto or any other related agreements, nor shall the Company, the Servicer, the Purchaser or the Agent be obligated to perform any of the obligations of such Originator thereunder.

          (4) Each Originator hereby grants to the Agent an irrevocable power of attorney, with full power of substitution, coupled with an interest, during the occurrence and continuation of a Purchase and Sale Termination Event to take in the name of such Originator all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Originator or transmitted or received by the

Company (whether or not from such Originator) in connection with any Receivable or Related Right.

      SECTION 1.41 FURTHER ACTION EVIDENCING PURCHASES. Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Company, the Servicer or the Agent may reasonably request in order to perfect, protect or more fully evidence the Receivables and Related Rights purchased by or contributed to the Company hereunder, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of the Company (or the Agent), such Originator will:

          (1) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

          (2) on the Closing Date and from time to time, if requested thereafter, mark the master data processing records that evidence or list such Receivables and related Contracts with the following legend:

      "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF JULY 31, 2001, AS THE SAME MAY FROM TO TIME TO TIME BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED, BETWEEN CERTAIN ENTITIES LISTED ON SCHEDULE I THERETO, AS ORIGINATORS, AND ATRIUM FUNDING CORPORATION, AS PURCHASER, AND AN UNDIVIDED, FRACTIONAL OWNERSHIP INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN SOLD TO FAIRWAY FINANCE CORPORATION PURSUANT TO A RECEIVABLES PURCHASE AGREEMENT, DATED AS OF JULY 31, 2001 AS THE SAME MAY FROM TO TIME TO TIME BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED, AMONG ATRIUM FUNDING CORP., AS SELLER, ATRIUM COMPANIES, INC., AS SERVICER, FAIRWAY FINANCE CORPORATION, AND BMO NESBITT BURNS CORP., AS AGENT."

Each Originator hereby authorizes the Company or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, without the signature of such Originator, relative to all or any of the Receivables and Related Rights now existing or hereafter generated by Originator. If any Originator fails to perform any of its agreements or obligations under this Agreement, the Company or its designee may (but shall not be required to) itself perform, or cause the performance of, such agreement or obligation, and the expenses of the Company or its designee incurred in connection therewith shall be payable by such Originator.

      SECTION 1.42 APPLICATION OF COLLECTIONS. Any payment by an Obligor in respect of any indebtedness owed by it to any Originator shall, except as otherwise specified by such Obligor or required by applicable law and unless otherwise instructed by the Servicer (with the prior written consent of the Agent) or the Agent, be applied as a Collection of any Receivable or Receivables of such Obligor to the extent of any amounts then due and payable thereunder before being applied to any other indebtedness of such Obligor.

                                  ARTICLE VIII
                      PURCHASE AND SALE TERMINATION EVENTS

      SECTION 1.43 PURCHASE AND SALE TERMINATION EVENTS. Each of the following events or occurrences described in this SECTION 8.1 shall constitute a "PURCHASE AND SALE TERMINATION EVENT":

          (1) The Termination Date (as defined in the Receivables Purchase Agreement) shall have occurred; or

          (2) Any Originator shall fail to make any payment or deposit to be made by it hereunder when due and such failure continues unremedied for two or more Business Days; or

          (3) Any representation or warranty made or deemed to be made by any Originator (or any of its officers) under or in connection with this Agreement, any other Transaction Documents, or any other information or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made or deemed made; or

          (4) Any Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and such failure shall remain unremedied for 30 days.

      SECTION 1.44 REMEDIES.

          (1) OPTIONAL TERMINATION. Upon the occurrence of a Purchase and Sale Termination Event, the Company shall have the option, by notice to the Originators (with a copy to the Agent), to declare the Purchase Facility as terminated.

          (2) REMEDIES CUMULATIVE. Upon any termination of the Purchase Facility pursuant to SECTION 8.2(A), the Company shall have, in addition to all other rights and remedies under this Agreement, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative.

                                   ARTICLE IX
                                 INDEMNIFICATION

      SECTION 1.45 INDEMNITIES BY THE ORIGINATORS. Without limiting any other rights which the Company may have hereunder or under applicable law, each Originator, severally and for itself alone and Atrium, jointly and severally with each Originator, hereby agrees to indemnify the Company and each of its officers, directors, employees and agents (each of the foregoing Persons being individually called a "PURCHASE AND SALE INDEMNIFIED PARTY"), forthwith on demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "PURCHASE AND SALE INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of the failure of such Originator to perform its obligations under this Agreement or any other Transaction Document, or arising out of the claims asserted against a Purchase and Sale Indemnified Party relating to the transactions contemplated herein or therein or the use of proceeds thereof or therefrom; EXCLUDING, HOWEVER, (i) Purchase and Sale Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Purchase and Sale Indemnified Party, (ii) any indemnification which has the effect of recourse for non-payment of the Receivables due to credit reasons with respect to the relevant Obligor and (iii) any net income or franchise tax imposed on such Purchase and Sale Indemnified Party by the jurisdiction under the laws of which such Purchase and Sale Indemnified Party is organized or is doing business (except to the extent that it is considered to be doing business solely as a result of the transactions contemplated by this Agreement and the other Transaction Documents) or any political subdivision thereof. Without limiting the foregoing, and subject to the exclusions set forth in the preceding sentence, each Originator, severally for itself alone and Atrium, jointly and severally with each Originator, shall indemnify each Purchase and Sale Indemnified Party for Purchase and Sale Indemnified Amounts relating to or resulting from:

          (1) the transfer by such Originator of an interest in any Receivable to any Person other than the Company;

          (2) the breach of any representation or warranty made by such Originator (or any of its officers) under or in connection with this Agreement or any other Transaction Document, or any information or report delivered by Originator pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

          (3) the failure by such Originator to comply with any applicable law, rule or regulation with respect to any Receivable generated by such Originator or the related Contract, or the nonconformity of any Receivable generated by such Originator or the related Contract with any such applicable law, rule or regulation;

          (4) the failure by such Originator to vest and maintain vested in the Company an ownership interest in the Receivables generated by such Originator free and clear of any Adverse Claim, other than an Adverse Claim arising solely as a result of an act of the Company, the Purchaser or the Agent whether existing at the time of the purchase or contribution of such Receivables or at any time thereafter;

          (5) the failure to file, or any delay in filing, by such Originator financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables or purported Receivables generated by such Originator, whether at the time of any purchase or contribution or at any subsequent time to the extent required hereunder;

          (6) any dispute, claim, offset or defense (other than discharge in bankruptcy or similar insolvency proceeding of an Obligor or other credit related reasons) of the Obligor to the payment of any Receivable or purported Receivable generated by such Originator (including, without limitation, a defense based on such Receivable's or the related Contract's not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the services related to any such Receivable or the furnishing of or failure to furnish such services;

          (7) any product liability claim arising out of or in connection with services that are the subject of any Receivable generated by such Originator; and

          (8) any tax or governmental fee or charge (other than any tax excluded pursuant to CLAUSE (iii) in the proviso to the preceding sentence), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which are required to be paid by reason of the purchase or ownership of the Receivables generated by such Originator or any Related Security connected with any such Receivables.

If for any reason the indemnification provided above in this SECTION 9.1 is unavailable to a Purchase and Sale Indemnified Party or is insufficient to hold such Purchase and Sale Indemnified Party harmless, then each of the Originators, severally and for itself, shall contribute to the amount paid or payable by such Purchase and Sale Indemnified Party to the maximum extent permitted under applicable law.

                                    ARTICLE X
                                  MISCELLANEOUS

      SECTION 1.46 AMENDMENTS, ETC.

          (1) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and executed by the Company and each Originator (with the prior written consent of the Agent); PROVIDED, HOWEVER, that no material amendment to this Agreement shall be effective unless the Agent shall have received written confirmation from each Rating Agency that such action will not cause the downgrade or withdrawal of the then current rating of the Notes.

          (2) No failure or delay on the part of the Company, the Servicer, any Originator or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company, the Servicer or any Originator in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Company or the Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

          (3) The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings.

      SECTION 1.47 NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, by facsimile, or by regular or overnight mail, to the intended party at the mailing address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective
(i) if personally delivered, when received, (ii) if sent by certified mail three
(3) Business Days after having been deposited in the mail, postage prepaid, and
(iii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

      SECTION 1.48 NO WAIVER; CUMULATIVE REMEDIES. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each Originator hereby authorizes the Company, at any time and from time to time, to the fullest extent permitted by law, to set off, against any obligations of such Originator to the Company arising in connection with the Transaction Documents (including, without limitation, amounts payable pursuant to SECTION 9.1) that are then due and payable or that are not then due and payable but have accrued, any and all indebtedness at any time owing by the Company to or for the credit or the account of such Originator.

      SECTION 1.49 BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Company and each Originator and their respective successors and permitted assigns. No Originator may assign any of its rights hereunder or any interest herein without the prior written consent of the Company, except as otherwise herein specifically provided. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree. The rights and remedies with respect to any breach of any representation and warranty made by any Originator pursuant to
ARTICLE V and the indemnification and payment provisions of ARTICLE IX and
SECTION 10.6 shall be continuing and shall survive any termination of this Agreement.

      SECTION 1.50 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 1.51 COSTS, EXPENSES AND TAXES. In addition to the obligations of the Originators under ARTICLE IX, each Originator, severally and for itself alone and Atrium, jointly and severally with each Originator, agrees to pay on demand:

          (1) to the Company (and any successor and permitted assigns thereof) all reasonable costs and expenses incurred by such Person in connection with the enforcement of this Agreement and the other Transaction Documents; and

          (2) all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents to be delivered hereunder, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes and fees.

      SECTION 1.52 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK OR THE FEDERAL COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) IRREVOCABLY CONSENTS

TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN
SECTION 10.2; AND (e) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS
SECTION 10.7 SHALL AFFECT THE COMPANY'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST ANY ORIGINATOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

      SECTION 1.53 WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT (a) ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND (b) ANY PARTY HERETO (OR ANY ASSIGNEE OR THIRD PARTY BENEFICIARY OF THIS AGREEMENT) MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

      SECTION 1.54 CAPTIONS AND CROSS REFERENCES; INCORPORATION BY REFERENCE. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

      SECTION 1.55 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

      SECTION 1.56 ACKNOWLEDGMENT AND AGREEMENT. By execution below, each Originator expressly acknowledges and agrees that all of the Company's rights, title, and interests in, to, and under this Agreement (but not its obligations), shall be assigned by the Company pursuant to the Receivables Purchase Agreement, and each Originator consents to such assignment. Each of the parties hereto acknowledges and agrees that the Purchaser and the Agent are third party beneficiaries of the rights of the Company arising hereunder and under the other Transaction Documents to which any Originator is a party.

      SECTION 1.57 NO PROCEEDING. Each Originator hereby agrees that it will not institute, or join any other Person in instituting, against the Company any Insolvency Proceeding so long as any of the Company Notes remains outstanding and for at least one year and one day following the day on which the aggregate outstanding principal amount of each Company Note is paid in full. Each Originator further agrees that notwithstanding any provisions contained in this Agreement to the contrary, the Company shall not, and shall not be obligated to, pay any amount in respect of any Company Note or otherwise to such Originator pursuant to this Agreement unless the Company has received funds which may, subject to Section 1.4 of the Receivables Purchase Agreement, be used to make such payment. Any amount which the Company does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Section.101 of the Bankruptcy Code) against or corporate obligation of the Company by such Originator for any such insufficiency unless and until the provisions of the foregoing sentence are satisfied. The agreements in this
SECTION 10.12 shall survive any termination of this Agreement.

      SECTION 1.58 LIMITED RECOURSE. Except as explicitly set forth herein, the obligations of the Company under this Agreement or any other Transaction Documents to which it is a party are solely the obligations of the Company. No recourse under any Transaction Document shall be had against, and no liability shall attach to, any officer, employee, director, or beneficiary, whether directly or indirectly, of the Company. The agreements in this SECTION 10.13 shall survive any termination of this Agreement.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                  ATRIUM FUNDING CORP.

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                  Address:      Atrium Funding Corp.
                                                1341 West Mockingbird Lane
                                                Suite 1200 West
                                                Dallas, TX 75247

                                  Attention:    Eric Long
                                  Telephone:    (214) 630-5757
                                  Facsimile:    (214) 630-8931

                                  ORIGINATORS:

                                  ATRIUM COMPANIES, INC.

                                  By:
                                      -----------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                  Address:      1341 West Mockingbird Lane
                                                Suite 1200 West
                                                Dallas, TX 75247

                                  Attention:    Eric Long
                                  Telephone:    (214) 630-5757
                                  Facsimile:    (214) 630-8931


                                  ATRIUM DOOR AND WINDOW COMPANY OF THE
                                  NORTHEAST


                                  By:
                                      -----------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                  Address:      1341 West Mockingbird Lane
                                                Suite 1200 West
                                                Dallas, TX 75247

                                  Attention:    Eric Long
                                  Telephone:    (214) 630-5757
                                  Facsimile:    (214) 630-8931

                                  ATRIUM DOOR AND WINDOW COMPANY WEST COAST

                                    By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    Address:      1341 West Mockingbird Lane
                                                  Suite 1200 West
                                                  Dallas, TX 75247

                                    Attention:    Eric Long
                                    Telephone:    (214) 630-5757
                                    Facsimile:    (214) 630-8931


                                  ATRIUM DOOR AND WINDOW COMPANY OF NEW YORK


                                    By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    Address:      1341 West Mockingbird Lane
                                                  Suite 1200 West
                                                  Dallas, TX 75247

                                    Attention:    Eric Long
                                    Telephone:    (214) 630-5757
                                    Facsimile:    (214) 630-8931

                                  ATRIUM DOOR AND WINDOW COMPANY OF ARIZONA


                                    By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    Address:      1341 West Mockingbird Lane
                                                  Suite 1200 West
                                                  Dallas, TX 75247

                                    Attention:    Eric Long
                                    Telephone:    (214) 630-5757
                                    Facsimile:    (214) 630-8931


                                  ATRIUM DOOR AND WINDOW COMPANY OF NEW ENGLAND


                                    By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    Address:      1341 West Mockingbird Lane
                                                  Suite 1200 West
                                                  Dallas, TX 75247

                                    Attention:    Eric Long
                                    Telephone:    (214) 630-5757
                                    Facsimile:    (214) 630-8931

                                  HEAT, INC.


                                    By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    Address:      1341 West Mockingbird Lane
                                                  Suite 1200 West
                                                  Dallas, TX 75247

                                    Attention:    Eric Long
                                    Telephone:    (214) 630-5757
                                    Facsimile:    (214) 630-8931


                                  BEST BUILT, INC.


                                    By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    Address:      1341 West Mockingbird Lane
                                                  Suite 1200 West
                                                  Dallas, TX 75247

                                    Attention:    Eric Long
                                    Telephone:    (214) 630-5757
                                    Facsimile:    (214) 630-8931

                                  CHAMPAGNE INDUSTRIES, INC.


                                    By: /s/
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    Address:      1341 West Mockingbird Lane
                                                  Suite 1200 West
                                                  Dallas, TX 75247

                                    Attention:    Eric Long
                                    Telephone:    (214) 630-5757
                                    Facsimile:    (214) 630-8931


                                  H.I.G. VINYL, INC.


                                    By: /s/
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    Address:      1341 West Mockingbird Lane
                                                  Suite 1200 West
                                                  Dallas, TX 75247

                                    Attention:    Eric Long
                                    Telephone:    (214) 630-5757
                                    Facsimile:    (214) 630-8931

                                  THERMAL INDUSTRIES, INC.


                                    By: /s/
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    Address:      1341 West Mockingbird Lane
                                                  Suite 1200 West
                                                  Dallas, TX 75247

                                    Attention:    Eric Long
                                    Telephone:    (214) 630-5757
                                    Facsimile:    (214) 630-8931


                                  VES, INC.


                                    By: /s/
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    Address:      1341 West Mockingbird Lane
                                                  Suite 1200 West
                                                  Dallas, TX 75247

                                    Attention:    Eric Long
                                    Telephone:    (214) 630-5757
                                    Facsimile:    (214) 630-8931

                                                                      SCHEDULE 1
                               LIST OF ORIGINATORS

        Atrium Companies, Inc.
        Atrium Door and Window Company of the Northeast
        Atrium Door and Window Company - West Coast
        Atrium Door and Window Company of New York
        Atrium Door and Window Company of Arizona
        Atrium Door and Window Company of New England Heat, Inc.
        Best Built, Inc.
        Champagne Industries, Inc.
        H.I.G. Vinyl, Inc.
        Thermal Industries, Inc.
        VES, Inc,

                                  Schedule I-1

                                                                    SCHEDULE 5.6

                                                    PROCEEDINGS

                                 Schedule 5.6-1

                                                                  SCHEDULE 5.14A

                    CHIEF EXECUTIVE OFFICE OF EACH ORIGINATOR


        ORIGINATOR                                 CHIEF EXECUTIVE OFFICE

    Atrium Companies, Inc.                         [               ]

                               Schedule 5.14A-1

                                                                  SCHEDULE 5.14B

                  LOCATION OF BOOKS AND RECORDS OF ORIGINATORS


        ORIGINATOR                                 LOCATION OF BOOKS AND RECORDS

    Atrium Companies, Inc.                         [         ]

                                Schedule 5.14B-1

                                                                   SCHEDULE 5.15

                                   TRADE NAMES


        LEGAL NAME                                 TRADE NAMES

        Atrium Companies, Inc.

                                Schedule 5.15-1

                                                                       EXHIBIT A

                             FORM OF PURCHASE REPORT

        Originator:       [Name of Originator]

        Purchaser:        Atrium Funding Corporation

        Payment Date:


        1.       Outstanding Balance of Receivables Purchased:

        2.       Fair Market Value Discount:

                  1/{1 + [(Prime Rate x Days' Sales Outstanding]}
                                        -----------------------
                                               365
                  Where:

                  Prime Rate   =   __________

                  Days' Sales Outstanding   =  __________

        3.       Purchase Price  (1 x 2)  =  $ __________

                                  Exhibit A-1

                                                                       EXHIBIT B


                                  COMPANY NOTE

                                                               Chicago, Illinois
                                                                   July __, 2001


        FOR VALUE RECEIVED, the undersigned, ATRIUM FUNDING CORP., a Delaware corporation (the "COMPANY"), promises to pay to ATRIUM COMPANIES, INC., a Delaware corporation ("ORIGINATOR"), on the terms and subject to the conditions set forth herein and in the Purchase and Sale Agreement referred to below, the aggregate unpaid Purchase Price of all Pool Receivables purchased by the Company from Originator pursuant to such Purchase and Sale Agreement, as such unpaid Purchase Price is shown in the records of Servicer.

        1. PURCHASE AND SALE AGREEMENT. This Company Note is one of the Company Notes described in, and is subject to the terms and conditions set forth in, that certain Purchase and Sale Agreement of even date herewith (as the same may be amended, supplemented, amended and restated or otherwise modified in accordance with its terms, the "PURCHASE AND SALE AGREEMENT"), among the Company, the Originator, and the various entities listed thereto as Originators. Reference is hereby made to the Purchase and Sale Agreement for a statement of certain other rights and obligations of the Company and Originator.

        2. DEFINITIONS. Capitalized terms used (but not defined) herein have the meanings assigned thereto in the Purchase and Sale Agreement and in EXHIBIT I to the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement). In addition, as used herein, the following terms have the following meanings:

                  "BANKRUPTCY PROCEEDINGS" has the meaning set forth in CLAUSE
        (b) of PARAGRAPH 9 hereof.

                  "FINAL MATURITY DATE" means the Payment Date immediately following the date that falls one hundred twenty one (121) days after the Facility Termination Date.

                  "INTEREST PERIOD" means the period from and including a Payment Date (or, in the case of the first Interest Period, the date hereof) to but excluding the next Payment Date.


                  "SENIOR INTERESTS" means, collectively, (i) all accrued Discount on the Investment, (ii) the fees referred to in SECTION 1.5 of the Receivables

                                  Exhibit B-1

        Purchase Agreement, (iii) all amounts payable pursuant to SECTIONS 1.6,
        1.7 or 1.8 of the Receivables Purchase Agreement, (iv) the Investment and (v) all other obligations of the Company, the Originator and the Servicer (as long as the Originator is the Servicer) that are due and payable, to (a) the Purchaser, the Agent and their respective successors, permitted transferees and assigns arising in connection with the Transaction Documents and (b) any Indemnified Party arising in connection with the Receivables Purchase Agreement, in each case, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, together with any and all interest and Discount accruing on any such amount after the commencement of any Bankruptcy Proceedings, notwithstanding any provision or rule of law that might restrict the rights of any Senior Interest Holder, as against the Company or anyone else, to collect such interest.

                  "SENIOR INTEREST HOLDERS" means, collectively, the Purchaser, the Agent and the Indemnified Parties.

                  "SUBORDINATION PROVISIONS" means, collectively, CLAUSES (a) through (l) of PARAGRAPH 9 hereof.

                  "TELERATE SCREEN RATE" means, for any Interest Period, the rate for thirty day commercial paper denominated in Dollars which appears on Page 1250 of the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying Dollar commercial paper rates) at approximately 9:00 a.m., New York City time, on the first day of such Interest Period.

        3. INTEREST. Subject to the Subordination Provisions set forth below, the Company promises to pay interest on this Company Note as follows:

                  (a) Prior to the Final Maturity Date, the aggregate unpaid Purchase Price from time to time outstanding during any Interest Period shall bear interest at a rate PER ANNUM equal to the Telerate Screen Rate for such Interest Period, as determined by Servicer; and

                  (b) From (and including) the Final Maturity Date to (but excluding) the date on which the entire aggregate unpaid Purchase Price is fully paid,the aggregate unpaid Purchase Price from time to time outstanding shall bear interest at a rate PER ANNUM equal to the rate of interest publicly announced from time to time by Bank of Montreal, as its "base rate", "reference rate" or other comparable rate, as determined by Servicer.

                                  Exhibit B-2

        4. INTEREST PAYMENT DATES. Subject to the Subordination Provisions set forth below, the Company shall pay accrued interest on this Company Note on each Payment Date, and shall pay accrued interest on the amount of each principal payment made in cash on a date other than a Payment Date at the time of such principal payment.

        5. BASIS OF COMPUTATION. Interest accrued hereunder that is computed by reference to the Telerate Screen Rate shall be computed for the actual number of days elapsed on the basis of a 360-day year, and interest accrued hereunder that is computed by reference to the rate described in PARAGRAPH 3(B) of this Company Note shall be computed for the actual number of days elapsed on the basis of a 365- or 366-day year.

        6. PRINCIPAL PAYMENT DATES. Subject to the Subordination Provisions set forth below, payments of the principal amount of this Company Note shall be made as follows:
s
                  (a) The principal amount of this Company Note shall be reduced by an amount equal to each payment deemed made pursuant to SECTION 3.4 of the Purchase and Sale Agreement; and

                  (b) The entire remaining unpaid Purchase Price of all Pool Receivables purchased by the Company from Originator pursuant to the Purchase and Sale Agreement shall be paid on the Final Maturity Date.

Subject to the Subordination Provisions set forth below, the principal amount of and accrued interest on this Company Note may be prepaid on any Business Day without premium or penalty.

        7. PAYMENT MECHANICS. All payments of principal and interest hereunder are to be made in lawful money of the United States of America in the manner specified in ARTICLE III of the Purchase and Sale Agreement.

        8. ENFORCEMENT EXPENSES. In addition to and not in limitation of the foregoing, but subject to the Subordination Provisions set forth below and to any limitation imposed by applicable law, the Company agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by Originator in seeking to collect any amounts payable hereunder which are not paid when due.

         9. SUBORDINATION PROVISIONS. The Company covenants and agrees, and Originator and any other holder of this Company Note (collectively, Originator and any such other holder are called the "HOLDER"), by its acceptance of this Company Note, likewise covenants and agrees on behalf of itself and any holder of this Company Note, that the payment of the principal amount of and interest on this Company Note is hereby expressly subordinated in right of payment to the payment and performance of the Senior

                                  Exhibit B-3

Interests to the extent and in the manner set forth in the following clauses of this PARAGRAPH 9:

                  (a) No payment or other distribution of the Company's assets of any kind or character, whether in cash, securities, or other rights or property, shall be made on account of this Company Note except to the extent such payment or other distribution is (i) permitted under CLAUSE (o) of EXHIBIT IV to the Receivables Purchase Agreement or (ii) made pursuant to CLAUSE (a) or (b) of PARAGRAPH 6 of this Company Note;

                  (b) In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar event relating to the Company, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company or any sale of all or substantially all of the assets of the Company other than as permitted by the Purchase and Sale Agreement (such proceedings being herein collectively called "BANKRUPTCY PROCEEDINGS"), the Senior Interests shall first be paid and performed in full and in cash before Originator shall be entitled to receive and to retain any payment or distribution in respect of this Company Note. In order to implement the foregoing:
        (i) all payments and distributions of any kind or character in respect of this Company Note to which Holder would be entitled except for this CLAUSE (b) shall be made directly to the Agent (for the benefit of the Senior Interest Holders); (ii) Holder shall promptly file a claim or claims, in the form required in any Bankruptcy Proceedings, for the full outstanding amount of this Company Note, and shall use commercially reasonable efforts to cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Agent (for the benefit of the Senior Interest Holders) until the Senior Interests shall have been paid and performed in full and in cash; and (iii) Holder hereby irrevocably agrees that Purchaser (or the Agent acting on Purchaser's behalf), in the name of Holder or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove and vote or consent in any such Bankruptcy Proceedings with respect to any and all claims of Holder relating to this Company Note, in each case until the Senior Interests shall have been paid and performed in full and in cash;

                  (c) In the event that Holder receives any payment or other distribution of any kind or character from the Company or from any other source whatsoever, in respect of this Company Note, other than as expressly permitted by the terms of this Company Note, such payment or other distribution shall be received in trust for the Senior Interest Holders and shall be turned over by Holder to the Agent (for the benefit of the Senior Interest Holders) forthwith. Holder will mark its books and

                                  Exhibit B-4
        records so as clearly to indicate that this Company Note is subordinated in accordance with the terms hereof. All payments and distributions received by the Agent in respect of this Company Note, to the extent received in or converted into cash, may be applied by the Agent (for the benefit of the Senior Interest Holders) first to the payment of any and all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Senior Interest Holders in enforcing these Subordination Provisions, or in endeavoring to collect or realize upon this Company Note, and any balance thereof shall, solely as between Originator and the Senior Interest Holders, be applied by the Agent (in the order of application set forth in SECTION 1.4(d) of the Receivables Purchase Agreement) toward the payment of the Senior Interests; but as between the Company and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Interests;

                  (d) Notwithstanding any payments or distributions received by the Senior Interest Holders in respect of this Company Note, while any Bankruptcy Proceedings are pending Holder shall not be subrogated to the then existing rights of the Senior Interest Holders in respect of the Senior Interests until the Senior Interests have been paid and performed in full and in cash. If no Bankruptcy Proceedings are pending, Holder shall only be entitled to exercise any subrogation rights that it may acquire (by reason of a payment or distribution to the Senior Interest Holders in respect of this Company Note) to the extent that any payment arising out of the exercise of such rights would be permitted under CLAUSE (o) of EXHIBIT IV to the Receivables Purchase Agreement;

                  (e) These Subordination Provisions are intended solely for the purpose of defining the relative rights of Holder, on the one hand, and the Senior Interest Holders on the other hand. Nothing contained in these Subordination Provisions or elsewhere in this Company Note is intended to or shall impair, as between the Company, its creditors (other than the Senior Interest Holders) and Holder, the Company's obligation, which is unconditional and absolute, to pay Holder the principal of and interest on this Company Note as and when the same shall become due and payable in accordance with the terms hereof or to affect the relative rights of Holder and creditors of the Company
        (other than the Senior Interest Holders);

                  (f) Holder shall not, until the Senior Interests have been paid and performed in full and in cash, (i) cancel, waive, forgive, transfer or assign, or commence legal proceedings to enforce or collect, or subordinate to any obligation of the Company, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, other than the Senior Interests, this Company Note or any rights in respect hereof or (ii) convert this Company Note into an equity interest in the Company,

                                  Exhibit B-5
        unless Holder shall have received the prior written consent of the Agent and Purchaser in each case;

                  (g) Holder shall not, without the advance written consent of the Agent and Purchaser, commence, or join with any other Person in commencing, any Bankruptcy Proceedings with respect to the Company until at least one year and one day shall have passed since the Senior Interests shall have been paid and performed in full and in cash;

                  (h) If, at any time, any payment (in whole or in part) of any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with Bankruptcy Proceedings or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made;

                  (i) Each of the Senior Interest Holders may, from time to time, at its sole discretion, without notice to Holder, and without waiving any of its rights under these Subordination Provisions, take any or all of the following actions: (i) retain or obtain an interest in any property to secure any of the Senior Interests; (ii) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Interests; (iii) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Interests, or release or compromise any obligation of any nature with respect to any of the Senior Interests; (iv) amend, supplement, amend and restate, or otherwise modify any Transaction Document; and (v) release its security interest in, or surrender, release or permit any substitution or exchange for all or any part of any rights or property securing any of the Senior Interests, or extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such rights or property;

                  (j) Holder hereby waives: (i) notice of acceptance of these Subordination Provisions by any of the Senior Interest Holders; (ii) notice of the existence, creation, non-payment or non-performance of all or any of the Senior Interests; and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior Interests, or any thereof, or any security therefor;

                  (k) Each of the Senior Interest Holders may, from time to time, on the terms and subject to the conditions set forth in the Transaction Documents to which such Persons are party, but without notice to Holder, assign or transfer any or all of the Senior Interests, or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such

                                  Exhibit B-6

        Senior Interests shall be and remain Senior Interests for the purposes of these Subordination Provisions, and every immediate and successive assignee or transferee of any of the Senior Interests or of any interest of such assignee or transferee in the Senior Interests shall be entitled to the benefits of these Subordination Provisions to the same extent as if such assignee or transferee were the assignor or transferor; and

                  (l) These Subordination Provisions constitute a continuing offer from the holder of this Company Note to all Persons who become the holders of, or who continue to hold, Senior Interests; and these Subordination Provisions are made for the benefit of the Senior Interest Holders, and the Agent may proceed to enforce such provisions on behalf of each of such Persons.

        10. GENERAL. No failure or delay on the part of Originator in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Company Note shall in any event be effective unless (i) the same shall be in writing and signed and delivered by the Company and Holder and
(ii) all consents required for such actions under the Transaction Documents shall have been received by the appropriate Persons.

        11. MAXIMUM INTEREST. Notwithstanding anything in this Company Note to the contrary, the Company shall never be required to pay unearned interest on any amount outstanding hereunder and shall never be required to pay interest on the principal amount outstanding hereunder at a rate in excess of the maximum nonusurious interest rate that may be contracted for, charged or received under applicable federal or state law (such maximum rate being herein called the "HIGHEST LAWFUL RATE"). If the effective rate of interest which would otherwise by payable under this Company Note would exceed the Highest Lawful Rate, or if the holder of this Company Note shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable by the Company under this Company Note to a rate in excess of the Highest Lawful Rate, then (i) the amount of interest which would otherwise by payable by the Company under this Company Note shall be reduced to the amount allowed by applicable law, and (ii) any unearned interest paid by the Company or any interest paid by the Company in excess of the Highest Lawful Rate shall be refunded to the Company. Without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received by Originator under this Company Note that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate applicable to Originator (such Highest Lawful Rate being herein called the "ORIGINATOR'S MAXIMUM PERMISSIBLE RATE") shall be made, to the extent permitted by usury laws applicable to Originator (now or hereafter enacted), by amortizing, prorating and spreading

                                  Exhibit B-7
in equal parts during the actual period during which any amount has been outstanding hereunder all interest at any time contracted for, charged or received by Originator in connection herewith. If at any time and from time to time (i) the amount of interest payable to Originator on any date shall be computed at Originator's Maximum Permissible Rate pursuant to the provisions of the foregoing sentence and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to Originator would be less than the amount of interest payable to Originator computed at Originator's Maximum Permissible Rate, then the amount of interest payable to Originator in respect of such subsequent interest computation period shall continue to be computed at Originator's Maximum Permissible Rate until the total amount of interest payable to Originator shall equal the total amount of interest which would have been payable to Originator if the total amount of interest had been computed without giving effect to the provisions of the foregoing sentence.

        12.       NO NEGOTIATION.  This Company Note is not negotiable.
        13. GOVERNING LAW. THIS COMPANY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

        14. CAPTIONS. Paragraph captions used in this Company Note are for convenience only and shall not affect the meaning or interpretation of any provision of this Company Note.

                                  Exhibit B-8

        IN WITNESS WHEREOF, Atrium Funding Corporation has caused this Company Note to be executed as of the date first written above.

                                            ATRIUM FUNDING CORPORATION
                                            a Delaware corporation



                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                  Exhibit B-9

                                                                       EXHIBIT C

                            FORM OF JOINDER AGREEMENT

        THIS JOINDER AGREEMENT, dated as of ___________, 200__ (this "AGREEMENT") is executed by__________, a corporation organized under the laws of __________ (the "ADDITIONAL SELLER"), with its principal place of business located at __________.


                                   BACKGROUND:

        A. Atrium Funding Corporation (the "PURCHASER") and each entity listed on Schedule I thereto (collectively, the "SELLERS"), have entered into that certain Purchase and Sale Agreement, dated as of [July __], 2001 (as amended through the date hereof, and as it may be further amended from time to time, the "PURCHASE AND SALE AGREEMENT").

        B.  The Additional Seller desires to become a Seller pursuant to SECTION
4.3 of the Purchase and Sale Agreement.

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Seller hereby agrees as follows:

        SECTION 11. DEFINITIONS. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Purchase and Sale Agreement or in the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement).

        SECTION 12. TRANSACTION DOCUMENTS. The Additional Seller hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Purchase and Sale Agreement and each of the other relevant Transaction Documents. From and after the later of the date hereof and the date that the Additional Seller has complied with all of the requirements of SECTION 4.3 of the Purchase and Sale Agreement, the Additional Seller shall be a Seller for all purposes of the Purchase and Sale Agreement and all other Transaction Documents. The Additional Seller hereby acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents.

        SECTION 13. REPRESENTATIONS AND WARRANTIES. The Additional Seller hereby makes all of the representations and warranties set forth in ARTICLE V (to the extent applicable) of the Purchase and Sale Agreement as of the date hereof (unless such representations or warranties relate to an earlier date, in which as of such earlier date), as if

                                  Exhibit C-1
such representations and warranties were fully set forth herein. The Additional Seller hereby represents and warrants that the chief place of business and chief executive office of the Additional Seller, and the offices where the Additional Seller keeps all of its Records and Related Security is as follows:

                ---------------------------------------

                ---------------------------------------

                ---------------------------------------

        SECTION 14. MISCELLANEOUS. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. This Agreement is executed by the Additional Seller for the benefit of the Purchaser, and its assigns, and each of the foregoing parties may rely hereon. This Agreement shall be binding upon, and shall inure to the benefit of, the Additional Seller and its successors and permitted assigns.

                            [Signature Pages Follow]

                                   Exhibit C-2

        IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.


                                                     [NAME OF ADDITIONAL SELLER]


                                  By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


Consented to:

ATRIUM FUNDING CORP.


By:
    --------------------------------------------
    Name:
         ---------------------------------------
    Title:
          --------------------------------------


Acknowledged by:

BMO NESBITT BURNS CORP.,
as Agent


By:
    --------------------------------------------
    Name:
         ---------------------------------------
    Title:
          --------------------------------------


By:
    --------------------------------------------
    Name:
         ---------------------------------------
    Title:
          --------------------------------------

                                  Exhibit C-3

                                                                       EXHIBIT D

                    FORM OF ORIGINATOR ASSIGNMENT CERTIFICATE


                        ORIGINATOR ASSIGNMENT CERTIFICATE

        Reference is made to the Purchase and Sale Agreement of even date herewith (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "PURCHASE AND SALE AGREEMENT") between the undersigned, the various entities listed on Schedule I, as Originators, and Atrium Funding Corporation (the "COMPANY"). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Purchase and Sale Agreement or in EXHIBIT I to the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement), as applicable.

        The undersigned hereby sells, assigns and transfers unto the Company and its successors and assigns all right, title and interest of the undersigned in and to:

                  (a) each Receivable of the undersigned that existed and was owing to the undersigned as of the Cut-off Date other than Receivables contributed pursuant to SECTION 3.1 of the Purchase and Sale Agreement;

                  (b) each Receivable generated by the undersigned from and including the Cut-off Date to and including the Purchase and Sale Termination Date;

                  (c) all rights to, but not the obligations under, all Related Security;

                  (d) all monies due or to become due with respect to any of the foregoing;

                  (e) all books and records of the undersigned related to any of the foregoing, and all Transaction Documents to which the undersigned is a party, together with all rights (but not obligations) of the undersigned; and

                  (f) all collections and other proceeds and products of any of the foregoing (as defined in the UCC) that are or were received by the undersigned on or after the Cut-off Date, including, without limitation, all funds which either are received by the undersigned, the Company or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments that the undersigned or the Servicer applies in the ordinary course of its business to amounts owed in respect of any Receivable and net

                                  Exhibit D-1
        proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors in respect of Receivables or any other parties directly or indirectly liable for payment of such Receivables).

        This Originator Assignment Certificate is made without recourse but on the terms and subject to the conditions set forth in the Transaction Documents to which the undersigned is a party. The undersigned acknowledges and agrees that the Company and its successors and assigns are accepting this Originator Assignment Certificate in reliance on the representations, warranties and covenants of the undersigned contained in the Transaction Documents to which the undersigned is a party.

        THIS ORIGINATOR ASSIGNMENT CERTIFICATE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE PURCHASE AND SALE AGREEMENT AND THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                  Exhibit D-2

        IN WITNESS WHEREOF, the undersigned has caused this Originator Assignment Certificate to be duly executed and delivered by its duly authorized officer this ___ day of _____________, 200_.



                                        [ORIGINATOR]


                                        By:
                                            -------------------------------
                                        Name:
                                              -----------------------------
                                        Title:
                                               ----------------------------